UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 1, 1998
                                                --------------------------------

                           MONTEREY HOMES CORPORATION
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             (Exact name of registrant as specified in its charter)



         Maryland                        1-9977                  86-0611231
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona          85250
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        (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code   (602) 998-8700
                                                   -----------------------------



                                      NONE
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         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

         On June 15, 1998, Monterey Homes Corporation ("Monterey") signed a definitive agreement with Sterling Communities, S.H. Capital, Inc., Sterling Financial Investments, Inc., Steve Hafener and W. Leon Pyle (together, the "Sterling Entities"), to acquire substantially all of the assets of Sterling Communities ("Sterling"), a northern California homebuilding business with operations in the San Francisco Bay and Sacramento areas. The transaction was effective as of July 1, 1998.

         The consideration for the assets and stock acquired consisted of $6.8 million in cash (paid out of working capital and subject to final accounting adjustments) and deferred contingent payments for the four years following the close of the transaction. The deferred contingent payments will be equal to 20% of the pre-tax income of the Northern California division of Monterey. In addition, Monterey assumed certain liabilities of Sterling, including indebtedness of approximately $8.0 million.

         The assets purchased from the Sterling Entities principally consist of real property and other residential home building assets located in the San Francisco Bay and Sacramento areas of California. Monterey will continue the operations of Sterling under the name Meritage Homes of Northern California.

         In connection with the transactions, Steve Hafener has entered into a four-year employment agreement with Monterey pursuant to which he has been appointed Vice President and Division Manager of Monterey's newly acquired Northern California operations.

         During the year ended December 31, 1997, Sterling closed 105 homes, generating revenues of approximately $31.0 million, and earned approximately $2.7 million before taxes and distributions to its partners.

         "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical in nature are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Potential risks and uncertainties include such factors as the strength and competitive pricing environment of the single-family housing market, changes in the availability and pricing of residential mortgages, changes in the availability and pricing or real estate in the markets in which Monterey operates, demand for and acceptance of Monterey's products, the success of planned marketing and promotional campaigns, the ability of Monterey and acquisition candidates, including Sterling, to successfully integrate their operations, and other factors.
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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MONTEREY HOMES CORPORATION


Date: July 15, 1998                    By: /s/ Larry W. Seay
                                           -------------------------------------
                                           Larry W. Seay
                                           Vice President of Finance and
                                              Chief Financial Officer
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